Exhibit 99.1

1 © 2022, Iovance Biotherapeutics, Inc. Corporate Overview May 2022 1

2 Forward - Looking Statements © 2022, Iovance Biotherapeutics, Inc. Certain matters discussed in this presentation are “forward - looking statements” of Iovance Biotherapeutics, Inc. (hereinafter referred to as the “Company,” “we,” “us,” or “our”) within the meaning of the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). All such written or oral statements made in this presentation, other than statements of historical fact, are forward - looking statements and are intended to be covered by the safe harbor for forward - looking statementsprovided by the PSLRA. Without limiting the foregoing, we may, in some cases, use terms such as “predicts,” “believes,” “potential,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “forecast,” “guidance,” “outlook,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes and are intended to identify forward - looking statements. Forward - looking statements are based on assumptions and assessments made in light of management’s experience and perception of historical trends, current conditions, expected future developments and other factors believed to be appropriate. Forward - looking statements in this press release are made as of the date of this press release, and we undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward - looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, many of which are outside of our control, that may cause actual results, levels of activity, performance, achievements and developments to be materially different from those expressed in or implied by these forward - looking statements. Important factors that could cause actual results, developments and business decisions to differ materially from forward - looking statements are described in the sections titled “Risk Factors“ in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q, and include, but are not limited to, the following substantial known and unknown risks and uncertainties inherent in our business: the effects of the COVID - 19 pandemic; risks related to the timing of and our ability to successfully develop, submit, obtain and maintain U.S. Food and Drug Administration (“FDA”) or other regulatory authority approval of, or other action with respect to, our product candidates, and our ability to successfully commercialize any product candidates for which we obtain FDA approval; preliminary and interim clinical results, which may include efficacy and safety results, from ongoing clinical trials or cohorts may not be reflected in the final analyses of our ongoing clinical trials or subgroups within these trials or in prior trials or cohorts; the risk that enrollment may need to be adjusted for our trials and cohorts within those trials based on FDA and other regulatory agency input; the changing landscape of care for cervical cancer patients may impact our clinical trials in this indication; the risk that we may be required to conduct additional clinical trials or modify ongoing or future clinical trials based on feedback from the FDA or other regulatory authorities; the risk that our interpretation of the results of our clinical trials or communications with the FDA may differ from the interpretation of such results or communications by the FDA; the acceptance by the market of our product candidates and their potential reimbursement by payors, if approved; our ability or inability to manufacture our therapies using third party manufacturers or our own facility may adversely affect our potential commercial launch; the results of clinical trials with collaborators using different manufacturing processes may not be reflected in our sponsored trials; the risk that unanticipated expenses may decrease our estimated cash balances and forecasts and increase our estimated capital requirements; and other factors, including general economic conditions and regulatory developments, not within our control.

Global Leadership in Innovating, Developing and Delivering TIL Therapy for Patients with Cancer

3

Platform

500+
Patients Treated with Iovance TIL

90%+
Manufacturing Success Rate

22-day
Proprietary Manufacturing Process

Pipeline

6 Active Clinical Trials

4 Solid Tumor Indications in Clinic

1 BTD **1** RMAT

3 Fast Track Designations

People & Assets

$516.0M
Cash as of 3/31/22

40+
US and International Patents

~400
Employees

4+
Avg years cell therapy experience

Partners & Collaborators

NIH National Cancer Institute

The University of Texas MD Anderson Cancer Center

Moffitt Cancer Center

Yale Cancer Center

cellectis Editing Life

BTD: Breakthrough Therapy Designation; RMAT: Regenerative Medicine Advanced Therapy Designation

© 2022, Iovance Biotherapeutics, Inc.

IOVANCE

4

Iovance Immuno-Oncology Pipeline

	PRODUCT CANDIDATE	INDICATION(S)	IND-ENABLING / PHASE 1 / PHASE 2 / PIVOTAL
TIL	Lifileucel/LN-144	Melanoma (post-anti-PD-1)	C-144-01 Study, Cohorts 2 & 4 — FDA RMAT designation
	Lifileucel	Cervical cancer (post-chemo; post-chemo & post-anti-PD-1)	C-145-04 Study, Cohorts 1 & 2 — FDA BTD
	LN-145	NSCLC (2L post-chemo & post-anti-PD-1)	IOV-LUN-202 Study, Cohorts 1 & 2
	LN-145	NSCLC (2-4L incl. post-anti-PD-1)	IOV-COM-202 Study, Cohort 3B
	LN-145	HNSCC (post-anti-PD-1)	C-145-03 Study, Cohort 2
TIL Combinations	Lifileucel + pembro	Melanoma (anti-PD-1 naive)	IOV-COM-202 Study, Cohort 1A
	Lifileucel + pembro	Cervical cancer (1L, chemo & anti-PD-1 naive)	C-145-04 Study, Cohort 3
	LN-145 + pembro	NSCLC (anti-PD-1 naive)	IOV-COM-202 Study, Cohort 3A
	LN-145 + ipi/nivo	NSCLC (post-anti-PD-1)	IOV-COM-202 Study, Cohort 3C
	LN-145 + pembro	HNSCC (anti-PD-1 naive)	IOV-COM-202 Study, Cohort 2A
PD-1 Selected TIL	LN-145-S1	Melanoma (post-anti-PD-1)	IOV-COM-202 Study, Cohort 1B
	LN-145-S1	HNSCC (post-anti-PD-1)	C-145-03 Study, Cohort 4
Third-Generation (Gen 3) TIL 16-day manufacturing	LN-145 Gen 3 + core biopsy	NSCLC (2L post-chemo & post-anti-PD-1)	IOV-LUN-202 Study, Cohort 3
	LN-144 Gen 3	Melanoma (post-anti-PD-1)	IOV-COM-202 Study, Cohort 1C
	LN-145 Gen 3	HNSCC (post-anti-PD-1)	C-145-03 Study, Cohort 3
PBL Therapy	IOV-2001	CLL/SLL (post-BTKi)	IOV-CLL-01 Study
PD-1 Inactivated TIL	IOV-4001	Multiple	IND Allowance
IL-2 Analog	IOV-3001	Multiple	

Abbreviations: BTD=breakthrough therapy designation; BTKi=Bruton's tyrosine kinase inhibitor; CLL/SLL=chronic lymphocytic leukemia and small lymphocytic lymphoma; HNSCC=head and neck squamous cell carcinoma; IL-2=interleukin 2; IND=investigational new drug; ipi/nivo=ipilimumab/nivolumab; NSCLC=non-small cell lung cancer; PBL=peripheral blood lymphocytes; RMAT=Regenerative Medicines Advanced Therapy; TIL=tumor infiltrating lymphocytes

© 2022, Iovance Biotherapeutics, Inc.

5 Potential market for early lines in combo with standard of care Potential to address unmet need in late lines of treatment 1. https://seer.cancer.gov accessed February 2022 Melanoma Cervical Lung & Bronchus Oral Cavity, Pharynx & Larynx Breast Pancreatic Brain & Other Nervous System Deaths 1 7,180 4,290 131,880 14,620 43,600 48,220 18,600 New Cases 1 106,110 14,480 235,760 66,630 281,550 60,430 24,530 90% of all cancer cases are solid tumors 1 1.6M New cases of solid tumors in the U.S. 1 Expand into other indications Move into earlier line of therapy Significant Market Potential in Solid Tumors © 2022, Iovance Biotherapeutics, Inc.

6 Tumor Infiltrating Lymphocytes (TIL): Leading Platform for Treatment of Solid Tumors TIL – Unique Mechanism of Action • Highly personalized • One - time therapy • Patient’s own immune system amplified and rejuvenated Remove Tumor Sample Expand & Rejuvenate Patient - specific T Cells 1 L y m p h o d e p l et i o n & Infusion 1. Simpson - Abelson et al., ESMO 2020 © 2022, Iovance Biotherapeutics, Inc.

TIL Mechanism of Action

7



Infusion of tumor infiltrating lymphocytes (TIL)
Tumor
Circulation
Migration
Peptide Antigen Recognition
Lysis (Tumor Killing)
TIL
Peripheral blood
Tumor bed
TIL
Blood vessel
TIL
Tumor cell
TIL
Lysing tumor cell
Chemokine receptor
Chemokine
T-cell receptor
Tumor neoantigen peptides
MHC-I/II
TIL
Granzyme
IFNγ
Lysing tumor cell
Perforin

Iovance TIL therapy deploys billions of personalized patient-specific polyclonal TIL cells to recognize and target a multitude of non-overlapping neoantigens in patients with solid tumors

© 2022, Iovance Biotherapeutics, Inc.

IOVANCE

8 Iovance Streamlined 22 - Day GMP Manufacturing Process 1 Patient Intake 2 Tumor Sample Procurement 3 4 N M A - L D T I L 5 6 I L - 2 Recovery/Discharge 4 2 Gen 2 Process: 22 Days © 2022, Iovance Biotherapeutics, Inc. © 2022, Iovance Biotherapeutics, Inc.

9 Iovance Cell Therapy Center: i CTC Built - to - suit custom facility in Navy Yard Philadelphia 136,000 ft 2 , $85M investment LEED gold certification for core and shell building First set of clean rooms occupied Clinical supply initiated 3Q21 Commercial manufacturing expected with BLA approval Significant reduction in COGS anticipated Honorable Mention for 2022 ISPE Facility of the Year (FOYA) Awards Leading Cell Therapy Manufacturing Facility © 2022, Iovance Biotherapeutics, Inc. © 2022, Iovance Biotherapeutics, Inc.

10

Broad, Iovance-Owned IP Around TIL Therapy


1
3
4
5
Tumor Sample Procurement
NMA-LD
TIL Infusion
IL-2 Infusions
TIL from:
• Tumor
• Marrow infiltrating lymphocytes
• Peripheral blood lymphocytes
• Frozen tumor technologies
• Remnant TIL and digest processes
• Combination of TIL and ICIs including PD-1 antibodies
• Patient subpopulations
• IL-2 variants and regimens
2
4
TIL products and compositions: Gen 2, Gen 3, use of co-stimulants, selection of TIL, stable and transient genetic modifications, cryopreservation

- ✓ >40 granted or allowed US and international patents
- ✓ Compositions of matter for TIL products
- ✓ Methods of treatment in a broad range of cancers
- ✓ Manufacturing processes

© 2022, Iovance Biotherapeutics, Inc.

IOVANCE

1 1 © 2022, Iovance Biotherapeutics, Inc. Clinical Data Highlights

1 2 © 2022, Iovance Biotherapeutics, Inc . 1. Global Burden of Disease Cancer Collaboration, JAMA Oncol 2019 2. https://seer.cancer.gov accessed February 2022 3.Keytruda USPI accessed Mar 2021 4. Keytruda USPI accessed Mar 2021 (4%) and Weber et al., Lancet Oncol 2015 (ICC 10%) 5. Kirchburger et al., Eur J Cancer 2016 and Goldinger et al., J Clin Oncol 2018 Omid Hamid, MD Chief of Research/Immuno - Oncology The Angeles Clinic & Research Institute Checkpoint In Potential Market for Metastatic Melanoma Unmet Needs to Increase Response Rates in Early Line and Post - Immune hibitors For patients who progress on anti - PD - 1 therapy, there is an unfilled need for efficacious and durable treatment options. The latest results with lifileucel suggest that intervention with TIL therapy, upon progression, can achieve this goal for patients and should be considered as appropriate therapy.” New cases WW each year 1 30 9 k 10 6 k Diagnoses in U.S. each year 2 Deaths WW 62k each year 1 7k Deaths in U.S. each year 2 BRAF/MEK inhibitors for BRAF positive 2 nd line: C h e m o t h e r a p y ORR 4 - 10% 4 OS ~7 - 8 months 5 1 st line: Anti - PD - 1 I m m u n o t h e r a p y 21% - 33% ORR 3 Limited options after progression on checkpoint and BRAF/MEK inhibitors Available Care:

1 3 1. As assessed by investigator using RECIST 1.1 (data extraction: April 22, 2021). Larkin, et. al. ASCO 2021. Abstract #9505. Abbreviations: CR, complete response; DOR, duration of response; ORR, overall response rate; PR, partial response; SD, stable disease Best Overall Response Time to Response for Evaluable Patients (PR or Better) Responses continue to deepen over time: • 17% of patients had deepening of response • 1 PR converted to CR 24 months post - lifileucel 36% ORR Median DOR not reached A S C O 2 0 2 1 Iovance TIL Clinical Data Highlights in Melanoma Single - Agent Lifileucel Following Progression on Anti - PD - 1 Therapy (C - 144 - 01 Cohort 2, N=66) 1 33.1 months Median study follow up 1 3 *BRAF 600 mutation © 2022, Iovance Biotherapeutics, Inc.

1 4 1. Global Burden of Disease Cancer Collaboration, JAMA Oncol 2019 2. https://seer.cancer.gov accessed February 2022 3. Brahmer et al., NEJM 2015; Borghaei et al., NEJM 2015; Herbst et al., Lancet 2016; Rittmeyer et al., Lancet 2017 Potential Market for Non - Small Cell Lung Cancer (NSCLC) in Second Lin Addressing a Defined Unmet Need e NSCLC The clinical data for LN - 145 in heavily treated patients with metastatic non - small cell lung cancer is exciting. It represents the first experience for TIL monotherapy to show clinical benefit in metastatic non - small cell lung cancer.” Adam J. Schoenfeld, MD Medical Oncologist Memorial Sloan Kettering Cancer Center New cases WW each year 1 2 . 1 M 236k Diagnoses in U.S. each year 2 1 . 8 M 132k © 2022, Iovance Biotherapeutics, Inc. Deaths WW each year 1 Deaths in U.S. each year 2 9 - 13 % ORR for docetaxel in 2 nd line NSCLC following progression on chemo 3 Available Care: Checkpoint Inhibitor + Chemo as 1 st line option

SITC 2021

Iovance TIL Clinical Data Highlights in NSCLC

Single-Agent LN-145 Following Progression on Anti-PD-1 Therapy
(IOV-COM-202 Cohort 3B, N=28)[1]

21% ORR **20.7+** months ongoing CR

Heavily Pre-Treated Patient Population

- All received prior anti-PD-1 / anti-PD-L1 therapy
- 24/28 patients (85.7%), including all responders, received ≥2 prior lines of systemic therapy

Long-term CRs Observed in Iovance (≥2 prior lines) and Moffitt[2] (post-nivo) TIL Studies in NSCLC

1. As assessed by investigator using RECIST 1.1 (August 24, 2021 data cutoff). Schoenfeld et al, SITC 2021, Abstract 458.
2. Creelan et al., Nat Med 2021
3. Responses still ongoing at time of last assessment for patients 2 and 17

*Patient 2 is reported as a CR based on negative FDG-PET scans by investigator

Abbreviations: CR, complete response; PD, progressive disease; PR, partial response; RECIST, Response Evaluation Criteria in Solid Tumors; SD, stable disease; TIL, tumor infiltrating lymphocytes; nivo, nivolumab

© 2022, Iovance Biotherapeutics, Inc.

15

Best Overall Response for Evaluable Patients[1] (n=24)


PD SD PR CR
N=5
N=19
%Change from Baseline
60
40
20
0
-20
-30
-40
-60
-80
-100
15 08 19 07 24 16 01 05 06 09 11 04 13 20 23 10 12 17 18 22 28 02 26 25
Patient #

Time to Response for Confirmed Responders[1] (PR or Better; n=6)

Pt ID	# of Lines of Prior Therapy	BOR to Prior ICI	PD-L1 TPS (%)*	Driver Oncogene Mutations
2	3	PD	<1	Not assessed
17	2	PD	70	*KRAS*[G12C]
25	3	PD	0	Not assessed
26	3	PR	40	*KRAS*[G12D]
22	2	PR	5	None detected
28	3	SD	90	None detected

Responses in Pts. 2 and 17 Remain Ongoing[3]


20.7+ mo
3.0+ mo
2.6 mo
4.2 mo
2.7 mo
2.4 mo
CR start
PR start
Ongoing on study
PD
Death
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30
Time (months) since TIL infusion

IOVANCE

TIL for Solid Tumors in Earlier Treatment Settings

16

Unmet Need to Improve Rate and Depth of Responses with Manageable Long-term Safety

"Immune checkpoint inhibitors are standard-of-care in the treatment of several types of advanced cancer, including cervical cancer, melanoma, and HNSCC. Unmet needs remain to help more patients respond and to enhance the depth and durability of responses."

David M. O'Malley, MD
Professor of Obstetrics and Gynecology at The Ohio State University College of Medicine; Director of the Division of Gynecologic Oncology, The Ohio State University Comprehensive Cancer Center (OSUCCC – James)



Available Care

Front-line standard of care pembrolizumab monotherapy:

- 33% ORR (6% CR rate) in advanced melanoma[1]
- 17% ORR in HNSCC[2]

2nd line pembrolizumab in cervical cancer patients following standard of care systemic chemotherapy

- 11%-14% ORR[3]

1. Robert C, et al. N Engl J Med 2015; 372:2521-2532
2. Burtness B, et al. Lancet 2019; 394:1915-1928
3. KEYTRUDA (pembrolizumab) USPI

Abbreviations: HNSCC, head and neck squamous cell carcinoma; ORR, objective response rate; TIL, tumor infiltrating lymphocytes

© 2022, Iovance Biotherapeutics, Inc.

IOVANCE

1 7 S I T C 2 0 2 1 Best Overall Response for Iovance TIL+Pembro in 3 Solid Tumors Consistent Reductions in Tumor Burden Compared to Pembro Alone in Melanoma, Cervical and HNSCC 1 COM - 202 Cohort 1A Melanoma COM - 202 Cohort 2A HNSCC C - 145 - 04 Cohort 3 Cervical • Melanoma, 60.0% (including 3 CRs (30%)) • HNSCC, 38.9% • Cervical, 57.1% Tumor burden reductions in nearly all efficacy - evaluable patients © 2022, Iovance Biotherapeutics, Inc. ORR (Full Analysis Set) 1. O’Malley et al, SITC 2021, Abstract 492 (Data cutoff: September 22, 2021) *Patients 2A - 16 and C3 - 13 had a first PR assessment but had not reached the confirmatory assessment at the time of the data cut †Patient 2A - 11 had a first CR assessment but had not reached the confirmatory assessment at the time of the data cut but had previously achieved a PR and is included as a confirmed responder per RECIST 1.1 Abbreviations: CR, complete response; HNSCC, head and neck squamous cell carcinoma; PD, progressive disease; pembro, pembrolizumab; PR, partial response; SD, stable disease; uCR, unconfirmed complete response; uPR, unconfirmed partial response

SITC 2021

Time to Response (PR or Better) in 3 Solid Tumors[1]

18

	Prior Therapy Type	PD-L1 Status‡	Pt ID
COM-202 Cohort 1A Melanoma	None	-	1A-01
	None	+	1A-03
	Chemo	Unknown	1A-05
	BRAFi/MEKi	+	1A-06
	None	+	1A-07
	RT	+	1A-04
COM-202 Cohort 2A HNSCC	Chemo + RT	+	2A-01
	Chemo + mAb	+	2A-11
	None	+	2A-02
	Chemo; Chemo + RT	-	2A-12
	Chemo + RT†	+	2A-03
	Chemo + RT	+	2A-08
C-145-04 Cohort 3 Cervical	Chemo + RT*	+	C3-06
	Chemo + RT*	Unknown	C3-07
	Chemo + RT*	+	C3-03
	Chemo + RT*	+	C3-04
	-	Unknown	C3-10
	RT*	+	C3-11
	-	+	C3-12


NL
NTL
TL
NL TL
CR start
PR start
Ongoing on study
PD
– NL: new lesion
– NTL: non-target lesion
– TL: target lesion
Death
Pembro infusion
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27
Time (months) since TIL Infusion

Ongoing responses at data cutoff:

- Melanoma, 66.7% (4/6)
- HNSCC, 50.0% (3/6)
- Cervical, 71.4% (5/7)

Median study follow-up (months):§

- Melanoma, 11.5
- HNSCC, 7.8
- Cervical, 7.6

1. O'Malley et al, SITC 2021, Abstract 492 (Data cutoff: September 22, 2021)

*Prior therapies given for loco-regional disease †Treatment for loco-regional disease with progression 12 months after completion of therapy ‡Positive, defined as TPS ≥5% (melanoma), CPS ≥20% (HNSCC), CPS ≥1% (cervical) §Based on overall survival data using the reverse Kaplan-Meier method

Each bar is presented for each patient starting from date of TIL infusion up to date of new anti-cancer therapy, end of assessment, death, or data cutoff date, whichever occurs earlier

Abbreviations: Chemo, chemotherapy; CPS, combined positive score; CR, complete response; PD-L1, programmed death ligand-1; pembro, pembrolizumab; PR, partial response; RT, radiotherapy; TIL, tumor infiltrating lymphocytes; TPS, tumor proportion score; NL, new lesion; NTL, non-target lesion; TL, target lesion

© 2022, Iovance Biotherapeutics, Inc.

IOVANCE

1 9 CR: complete response, PR: partial response, SD: stable disease, PD: progressive disease, NE: non - evaluable Best Overall Response (by Investigator) – April 2022 Update IOV - COM - 202 Cohort 1A, Melanoma (N=12) Objective Response Rate, n (%) 8 (66.7) (95% CI) (34.9, 90.1) Disease Control Rate, n (%) 11 (91.7) (95% CI) (61.5, 99.8) Best Overall Response, n (%) CR 3 (25.0) PR 5 (41.7) SD 3 (25.0) PD 0 NE 1 (8.3) © 2022, Iovance Biotherapeutics, Inc. I O V - C O M - 2 0 2 C o h o r t 1 A M e la n o m a C o m b i n a t i o n ( T I L + P e m b r o l i z u m a b ) - D a t a C u t o f f : J a n u a r y 2 0 , 2 0 2 2

2 0 Efficacy: Best Overall Response and Time to Response for Evaluable Patients (by Investigator) – April 2022 Update I O V - C O M - 2 0 2 C o h o r t 1 A M e la n o m a C o m b i n a t i o n ( T I L + P e m b r o l i z u m a b ) - D a t a C u t o f f : J a n u a r y 2 0 , 2 0 2 2 Best Overall Response for Evaluable Patients 1 Each bar is presented for each patient starting from date of TIL infusion up to date of new anti - cancer therapy, end of assessment, death, or data cutoff date, whichever occurs earlier. CR = complete response, PR = partial response, SD = stable disease, Pembro = pembrolizumab Time to Response 1 Time (months) since TIL Infusion 1 A - 03 1 A - 01 1 A - 05 1 A - 06 1 A - 07 1 A - 04 1 A - 11 1 A - 12 Patient ID - 3 0 - 1 0 0 - 8 0 - 6 0 - 4 0 - 2 0 0 2 0 N= 0 N= 1 1 % Change from Baseline S D P R C R Cohort 1A 1A - 11 1A - 12 Patient ID © 2022, Iovance Biotherapeutics, Inc. 1 A - 09 1 A - 02 1 A - 08 1 A - 01 1 A - 04 1 A - 0 5 1 A - 03 1 A - 06 1 A - 0 7

2 1 © 2022, Iovance Biotherapeutics, Inc. Launch P r e p a r a t i o n

2 2 Best - in - Class Manufacturing Continuous cost, quality & efficiency improvement Reduce m a t e r i a l costs C o n s i s t e n t success rates R e d u n d a n t & reliable suppliers Increase t h r o u g h p u t Reduce o v e r h e a d costs © 2022, Iovance Biotherapeutics, Inc.

Targeting Potential Authorized Treatment Centers (ATCs)

23


Potential ATC
Iovance Clinical Trial Site[1]

Targeting Considerations

- Patient volume
- NCCN status, KOLs
- Existing cell therapy / BMT
- Iovance clinical trial(s)

Drive Demand

- Top account prioritization
- Community referrals

1. ClinicalTrials.gov

© 2022, Iovance Biotherapeutics, Inc.

IOVANCE

24

Supporting Providers & Patients: IovanceCares™


Dedicated
Case Managers
IOVANCE Cares
Order Submission &
Tumor Procurement
Order Management
& COI / COC
Manufacturing
IOVANCE Cares
Quality
System
TIL Patient
IOVANCE Cares
Reimbursement &
Patient Support

Customer-Centric

- Patient management ecosystem
- Proprietary COI/COC
- Treatment center quality program

Patient-Centric

- Dedicated case managers
- Reimbursement support
- Patient support

Abbreviations: COI, Chain of Identity; COC, Chain of Custody

© 2022, Iovance Biotherapeutics, Inc.

IOVANCE

2 5 © 2022, Iovance Biotherapeutics, Inc. Research Pipeline

2 6 Cellectis TALEN ® collaboration agreement to support clinical programs 1 IOV - 4001 IND allowance PD - 1+ selected TIL CD39/69 double negative TILs 2 Gen 3 (16 - day) process (COM - 202) Core biopsy (LUN - 202 study) IOV - 3001 IL - 2 analog licensed from Novartis: IND enabling studies in 2022 What’s Next © 2022, Iovance Biotherapeutics, Inc. 1. Ritthipichai et al., ESMO 2020; 2. Cubas et al., ESMO IO 2021 © 2022, Iovance Biotherapeutics, Inc.

Advancing Genetically-Modified TIL Toward the Clinic

27

IND Allowance for PD-1 Inactivated TIL (IOV-4001) to Enter Clinical Study in 2022

- Additional immune checkpoint targets
- Cytokine tethered TILs
- Additional transient and stable gene insertion and inactivation

© 2022, Iovance Biotherapeutics, Inc.

IOVANCE

2 8 © 2022, Iovance Biotherapeutics, Inc. Financial Summary & Milestones

2 9 March 31, 2022 Common shares outstanding In millions (unaudited) 1 5 7 . 2 Preferred shares outstanding 2 . 9 1 Stock options and restricted stock units outstanding 1 7 . 2 Cash, cash equivalents, investments, restricted cash $ 5 1 6 . 0 2 Anticipated cash runway sufficient into 2024 © 2022, Iovance Biotherapeutics, Inc. 1. Preferred shares are shown on an as - converted basis 2. Includes Restricted Cash of $6.1 million as of March 31, 2022 Well - Capitalized in Pursuit of TIL Commercialization

30

	2021 Accomplishments	Anticipated 2022 Milestones
REGULATORY	☑ BLA: FDA feedback received for potency assays; additional assay data submission & interactions 2H21	☐ BLA: on track for August 2022 BLA submission
PIPELINE	☑ Melanoma and Cervical: TIL + pembrolizumab data at ASCO and SITC 2021 ☑ Cervical: last patient dosed in Cohort 2, potential to include in BLA ☑ NSCLC: initial LN-145 clinical data (Cohort 3B); patient dosing in IOV-LUN-202 ☑ HNSCC: expanding TIL + pembrolizumab ☑ NSCLC: LN-145 clinical data at SITC 2021 (Cohort 3B)	☐ Melanoma: Cohort 4 data ☐ NSCLC: enroll IOV-LUN-202 study, execute strategy based on FDA feedback ☐ Cervical: execute strategy based on FDA feedback for BLA ☐ TIL + pembrolizumab: continue ongoing cohorts and open a Phase III study in frontline metastatic melanoma in late 2022 ☐ Genetically-modified TIL: initiate clinical study of IOV-4001 ☐ Research pipeline: advance new TIL products towards the clinic
MANUFACTURING	☑ Melanoma and NSCLC: 16-day Gen 3 process in clinic ☑ Completion of Navy Yard GMP facility (*i*CTC); start clinical manufacturing at *i*CTC	☐ Continue GMP commercial readiness activities

© 2022, Iovance Biotherapeutics, Inc.

IOVANCE

31

Investment Highlights

Pioneering a Transformational Approach to Cure Cancer

Large market opportunity & strong unmet need

- Initial focus in post-checkpoint solid tumors
- Expansion into combinations and earlier lines of therapy
- Company-sponsored trials in melanoma, cervical, head & neck, NSCLC, and chronic lymphocytic leukemia (CLL)

Potential to be first one-time cell therapy approved for solid tumors

- Accelerated path to approval in melanoma and cervical cancer
- BLA submission expected 2022
- Melanoma: RMAT, Orphan Drug, and Fast Track
- Cervical cancer: BTD, Orphan Drug, and Fast Track

Efficient & scalable proprietary manufacturing

- Iovance Cell Therapy Center (*i*CTC) in Philadelphia
- Additional capacity with contract manufacturers
- Rapid 22-day Gen 2 manufacturing with 90%+ success rate
- >500 patients treated with Iovance proprietary process



Infrastructure for commercial success

- Fully integrated
- Experienced cell therapy team
- High patient concentration at Authorized Treatment Centers (ATCs)
- IovanceCares™ proprietary platform
- Analytics

© 2022, Iovance Biotherapeutics, Inc.

IOVANCE

3 2 Thank You © 2022, Iovance Biotherapeutics, Inc.